                                                                   EXHIBIT 10.1


                          RETAIL WEB PROJECT AGREEMENT

                            SOFTWARE DEVELOPMENT FOR
                                "I SITES, INC."

                                   ISSUED BY

                      DIVERSIFIED BUSINESS CONCEPTS, INC.
                             3000 University Drive
                                    Suite I
                          Coral Springs, Florida 33065
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                                                             RETAIL WEB PROJECT

                               TABLE OF CONTENTS:

SECTION:                                                                    PAGE
 Project Agreement                                                              3
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2. Project definition and Scope                                                 8
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3. Project management                                                           9
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3.1 System Environment                                                          9
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3.2 Project Implementation Methodology                                          9
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3.3 Project Milestones & Schedules                                             10
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4. Project execution and delivery                                              13
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4.1 Project Activity breakup                                                   14
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5. Payment term/Schedule                                                       15
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6. Deliverables                                                                16
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7. Post Implementation Support                                                 16
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8. Terms and conditions                                                        16
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


                                       2
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                                                             RETAIL WEB PROJECT

            R E T A I L   W E B   P R O J E C T   A G R E E M E N T

                                    BETWEEN

                      DIVERSIFIED BUSINESS CONCEPTS, INC.
                                      AND
                                 I SITES, INC.

PURPOSE

The purpose of this Document is to describe the services that Diversified Business Concepts, Inc., (Supplier, or "DBCI") will provide to Customer, I SITES, INC., INC. under the terms and conditions of Project Agreement .The Agreement represents the complete and total understanding of the parties regarding the services to be provided under this Agreement.

Diversified Business Concepts, Inc., through its joint venture partner Pyxis Technology Solutions Ltd. ("Pyxis"), which is located in Visakhapatnam, India, ("GTS" shall denote the partnership between DBCI and Pyxis) will Provide and Coordinate Services to design, develop, test and implement software for the RETAIL WEB PROJECT in order to deliver the project to I SITES, INC.as per Functional Requirement in Annexure-1.

                                       3
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                                                             RETAIL WEB PROJECT

1.       PROJECT DEFINITION AND SCOPE

This Section Outlines the scope of work required to meet I SITES, INC. schedule and functional requirements.

PROJECT OBJECTIVES / GOALS:
Development of a real-time price comparison agent with integrated affiliate program coding. This would provide the ability to offer visitors to the website real-time pricing on products such as CD's. DVD's and books, TV's, stereo's, computers, etc.(with unlimited expansion potential to other commodities). It would also seamlessly integrate the site's affiliate codes into the results so that the visitor never leaves the I-Sites website and such that the I-Site site essentially earns a commission from the vendor no matter what vendor the visitors buy from.

         --       Functional Requirement specifications are as per Annexure-1.

         -- All the required Hardware and Licensed Software required to install/ run the application is to be purchased by I SITES, INC. and the supply of the above is not in the scope of GTS. In case I SITES, INC. requires the product to be tested by any specific testing package tool then the same has to be procured by I SITES, INC.

2.       PROJECT MANAGEMENT

The Section attempts to present the information with regard to proposed software tools, development methodology, plans / schedules of implementation, documentation formats, application support, manpower skills and other related aspects for successful and effective project implementation. Diversified Business Concepts, Inc. conforms to I SITES, INC. preferred route for SAT (Site Acceptance Test).

3.1 SYSTEM ENVIRONMENT

OPERATING ENVIRONMENT
Windows-NT server with IIS (Internet Information Server)

DATABASE
SQL Server or Oracle 8i

DEVELOPMENT TOOLS
ASP (Active Server Pages), VB COM, HTML and Java Script

                                       4
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                                                             RETAIL WEB PROJECT

3.2 PROJECT IMPLEMENTATION METHODOLOGY

Our methodology for implementation of the System would be as under:

3.2.1 Initial Kick-Off Meeting: On confirmation of order, GTS Technology Solutions Inc. will organize a "kick-off" meeting with the customer's representatives to signify start of project.

-- I SITES, INC. will designate its project facilitator / project manager who will liaise with GTS on project implementation / scope, approval of specs and requirements and making decisions for implementation of application. He will work as overall project manager with authority on project activities.

-- GTS project leader will conduct review of detailed design; lead the development team for development, testing and quality assurance along with the implementation support. GTS will be responsible for the project development. GTS project leader will report to I SITES, INC. project manager.

The following aspects will be reviewed in detail during the kick-off meeting:

-- Activities identified in the implementation process and allocation of responsibilities between GTS & I SITES, INC.
--       Hardware Availability / Site-preparation discussions
--       Project guidelines and implementation methodology

After the kick-off meeting GTS Project Leader will prepare a detailed project schedule and submit the same for approval by I SITES, INC..

3.2.2 Mobilization: This phase requires GTS to identify and mobilize the manpower required for the project within a week after project kick-off. One GTS Project Leader will be assigned to co-ordinate and manage and control all aspects of the project life cycle with respect to the analysis, design, development, quality assurance and adherence to delivery schedules. I SITES, INC. will appoint a one-point coordinator (I SITES, INC. Project Manager) responsible for issues related to finalization of specifications, project management and implementation, on behalf of customer.

3.2.3 Review of Technical Design and Specifications: GTS will appoint a functional consultant to review further and refine I SITES, INC.'s design specs. The functional consultant will work closely with I SITES, INC. coordinator in:

--       Understanding the systems & procedures
--       Conducting customer interviews
--       Discussing integration issues
-- Laying down standards (File updates, primary keys, foreign keys, validation rules)
--       Development of specifications document


                                       5
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                                                             RETAIL WEB PROJECT

A revised design and specifications document will be prepared after the above, which would clearly state the requirements, objectives, constraints and controls. The document would have to be approved by I SITES, INC. in order for the process to move forward.

The following elements of the application being developed will be studied in this process:

3.2.4 Detailed Design and Development: GTS will commence coding the application at its development center at Pyxis in India. GTS shall have to use its own development platform (hardware, database and development tools) for the development of the application at its development center.

3.2.5 Database Design: Database design involves the design of the table structures, views, etc., on the basis of the customization to be carried out Oracle 8i may be used to generate the database design. The structures thus created may have to be fine-tuned (normalized / de-normalized) to gear up for performance.

3.2.6 Program Level development plan and project schedule: A detailed schedule will be prepared that will specify all areas of the development activities and time frames / completion dates related to each activity / program development, along with the resources identified to execute each activity. The program development life cycle is detailed to the extent of development, testing and Quality Assurance for the application. The programs will be developed in accordance to the detailed project plan. The development plan would include program development, checkout, program level documentation and QC.

3.2.7 Internal Testing and Quality Assurance: Each program would pass through the Program Test / Code Review phase. GTS would test the entire application to ensure accuracy of the data entered, updated, processed and reported. The system checkout will also highlight non-adherence to specifications and items missed out during the development process. I SITES, INC. shall provide sample test case data for the purpose.

3.2.8 Site Acceptance Test: I SITES, INC. will coordinate and conduct a detailed site acceptance test (to be performed at GTS's Development center at Pyxis in VEPZ, Visakhapatnam). GTS will coordinate with I SITES, INC. for the acceptance test plan and execution with test cases in a step-by-step manner. Any minor changes or improvements identified would also be incorporated during test stage or soon after the test completion. I SITES, INC. will sign the site acceptance if the specifications and requirements have been met and found to be functionally satisfactory.

Note: I SITES, INC. will provide data for testing including a spreadsheet model containing validated results for specific calculations of the system. The same will be used for internal testing by GTS for reconciliation before site Acceptance Test is taken up.


                                       6
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                                                             RETAIL WEB PROJECT

3.2.9 User Training On Retail Web Project: GTS shall provide detailed training on the usage of the applications for two System Administrators either at I SITES, INC. or at the Pyxis site in India.

In case the Training is to be given at I SITES, INC. Site, then any expenses from India of Engineers employed, and the training infrastructure are to be borne by I- SITES, INC. and are not included in the estimate given in this Contract.

Expenses include
Travel (Air Travel)
Boarding and Lodging in a Decent Hotel *
(* For the period of Training)
Training Infrastructure

The training will be specific to the business processes of I SITES, INC. systems implementation.

3.2.10 User Documentation: I SITES, INC. will be provided with a complete set of user documentation of entire application as part of the proposal. GTS shall deliver one soft copy and one hard copy of the documentation. Typical Structure / Format of User Documentation includes:

         --       Overview of application system
         --       Module wise documentation in the format of:
                  --       Function/module item with its purpose
                  --       Screen print of the screen
                  --       Brief description of the function module
                  --       Description of each item of the screen
                  --       Messages and error processing details
                  --       Authorization rules and roles for the module
                  --       Remarks or notes

Soft copy will be delivered in MS-Word-97 files.

3.2.11 System Documentation: I SITES, INC. will be provided with a complete set of system / technical documentation of the entire application as part of the proposal. GTS shall deliver one soft copy (using MS-Word-97) and one hard copy of the documentation. Typical Structure / Format of System documentation includes:

         --       Overview of application system
         --       System Architecture detailing Hardware, DBMS and System
                  Software
         --       Module wise technical documentation in the format of:
                  --       Function with its purpose and Screen print of screen
                  --       Brief description of the function module
                  --       Description of each item of the screen
                  --       Inputs and Outputs for the module
                  --       Database information (tables and columns used along
                           with mode of usage)
                  --       Remarks or notes

Soft copy will be delivered in MS-Word-97 files.


                                       7
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                                                             RETAIL WEB PROJECT

3.2.12 Live Run: The users would enter live data and process them for a period of 15 days during which GTS shall provide constant improvements and enhancements. The reports for the same will be reviewed and the site acceptance is further confirmed by I SITES, INC.

If case the enhancements are to be made at I SITES, INC. locality then, the expenses of the engineers employed as mentioned above must be bourn by I SITES, INC. and are not included in the estimate given in this Contract.

It is GTS's commitment to meet the highest software quality and standards along with the successful project implementation meeting all requirements and expectations of I SITES, INC.

3.       PROJECT EXECUTION AND DELIVERY

The development and testing of the product will be done at Pyxis development center in Visakhapatnam, India. The standard ISO procedures implemented at Pyxis will be used for the development of the product.

The System will be implemented using the Development life cycle as shown in the figure below. This approach essentially refers to the testing of software against the technical specifications during each stage of its life cycle to ensure conformance.

Each of the phases in the methodology is iterative in nature. This implies that a review of the current phase can be done at any time as well as at the end of each phase. The results of the review may force a return to the previous phase so that a change can be rippled through the current phase.

The arrows leaving the middle of a phase rectangle indicate that the linked phase can be parallel to the previous phase though lagging behind. Arrows leaving the right hand side of a phase imply that this phase must be completed before the target phase can be executed.

The Integration and Test phase has the most important tasks of:

--       Detecting errors of design and implementation
--       Prevent the propagation of errors through the system
--       To minimize the risk of delay caused by such errors.


                                       8
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                                                             RETAIL WEB PROJECT

It consists of a series of stages so that for any item the accepted test criteria must be passed before the test can progress to the next layer. However, final testing will continue as each new subsystem is added to the phase.

                                    [CHART]

                                       9
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                                                             RETAIL WEB PROJECT

4.1 PROJECT ACTIVITY BREAK-UP

Specific activities, milestones and checkpoints are presented in the table below Effective from the date of signing of the agreement:

---------------------------------------------------------------------------------------------------------------------------------
         ACTIVITY                               AGENCY                SCHEDULE   SCHEDULE      ACTUAL     ACTUAL         CALENDAR
                                                                      FROM       TO            FROM       TO              DAYS
---------------------------------------------------------------------------------------------------------------------------------
1        Project Kick off and planning          I SITES, INC.                                                             3 days
---------------------------------------------------------------------------------------------------------------------------------
2        Mobilization of manpower,              GTS                                                                       1 day
         arrangement of development
         platform
---------------------------------------------------------------------------------------------------------------------------------
3        Study organization structure,          GTS / I SITES, INC.                                                       3 days
         business processes/work flow &
         MIS requirements
---------------------------------------------------------------------------------------------------------------------------------
4        Revise specs and prepare               GTS / I SITES, INC.                                                       2 days
         technical specification for
         Customer sign-off
---------------------------------------------------------------------------------------------------------------------------------
         APPLICATION DEVELOPMENT & TESTING
---------------------------------------------------------------------------------------------------------------------------------
5        Develop application as per specs       GTS                                                                       45 days
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
6        Internal Testing and fine tuning       GTS                                                                       3 days
---------------------------------------------------------------------------------------------------------------------------------
         SITE ACCEPTANCE TEST
---------------------------------------------------------------------------------------------------------------------------------
7        Enter sample and test cases &          I SITES, INC.                                                             4 days
         check
---------------------------------------------------------------------------------------------------------------------------------
8        Enhancements, Tuning and               GTS / I SITES, INC.                                                       6 days
         Acceptance
---------------------------------------------------------------------------------------------------------------------------------
         IMPLEMENTATION
---------------------------------------------------------------------------------------------------------------------------------
9        Installation of database and           GTS                                                                       2 days
         application
---------------------------------------------------------------------------------------------------------------------------------
10       User Training                          GTS / I SITES, INC.                                                      Parallel
---------------------------------------------------------------------------------------------------------------------------------
11       Live run of applications And           I SITES, INC./ GTS                                                        15 days
         Implementation sign-off
---------------------------------------------------------------------------------------------------------------------------------

PROJECT COST

   Total Man-hours estimated                -        2,500
   Man Hour rate                            -        $18

   Total estimated cost                     -        $45,000*

*Inclusive of Site Development and API for two vendors.

GTS will develop the entire site and the set of API for two vendors initially. Development of additional vendors' API will be charged at actuals. It is estimated that it would cost 150 Person Hours to develop API for each vendor. However, this may come down to 75 Person Hours based on repetition of vendor environment.


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                                                             RETAIL WEB PROJECT

5.       PAYMENT PLAN / SCHEDULE

The total Consideration for the project is I SITES, INC. The Payment shall be made in accordance with the progress of the project in the following way

  ----------------------------------------------------------------------------------------------------------
  PERCENTAGE OF TOTAL AMOUNT                   STAGES OF PAYMENT
  ----------------------------------------------------------------------------------------------------------
  30                                           On signing of Agreement
  ----------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------
  40                                           On submitting for Testing
  ----------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------
  20                                           After Acceptance of Testing
  ----------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------
  10                                           After sign-off
  ----------------------------------------------------------------------------------------------------------

6.       DELIVERABLES:

The following are the Deliverables:

         a)       System Specifications
         b)       Software or Source Code
         c)       User and Operations Manuals

7.       POST IMPLEMENTATION SUPPORT

7.1 GTS will provide continued and qualitative support for 30 days from the day of installation at I SITES, INC. or 30 days from the date of delivery of the software which ever is earlier.

7.2 GTS will provide continued and qualitative support on long-term basis.

A separate contract with GTS has to be signed for annual maintenance as per customer choice.

8.       CHANGES

During the course of the project the need to make changes to various aspects of the project may arise. If the changes to be done exceeds 25% of the cost of the project calculated as per the man-hour rate a separate contract has to be signed by GTS and I SITES, INC. Pty. If the changes to be done are less than 25% of the project cost calculated as per the man hour rate a flat rate of $10 per hour will be charged by GTS to accomplish the changes.

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9        TERMS AND CONDITIONS OF THE AGREEMENT

1. The "Effective Date" is the date on which the Agreement is signed by Diversified Business Concepts, Inc. and I SITES, INC.

2. The "Expiration Date" is 30 days from the day of installation at I SITES, INC. or 30 days from the date of delivery of the software which ever is earlier.

3. "Term of this Agreement" begins on the Effective Date and runs through the signing of this contract to the Expiration Date.

4. Limitation of Liability. Neither party shall be liable to the other under this Agreement for any special, indirect, incidental, punitive, exemplary or consequential damages.

5. Specific Performance. During the Term of this Agreement, either party may seek specific performance of any provision of this Agreement as provided; the party seeking such performance is not in material breach of its obligations.

6. Applicable Law. Any claim or controversy relating in any way to this Agreement shall be governed and interpreted exclusively in accordance with the laws of the State of Florida and the United States without regard to the United Nations Convention on Contracts for the International Sale of Goods. This Agreement shall be deemed to have been made in, and shall be construed under, the internal laws of the State of Florida, without regard to the principles of conflicts of laws thereof and the United Nations Convention on Contracts for the International Sale of Goods. Any mediation under this Agreement shall be conducted in Broward County, Florida. In addition, all parties to this Agreement acknowledge and agree that the courts located in such county shall have exclusive jurisdiction in any action or proceedings with respect to this Agreement, including the federal district courts located in such county.

7. Dispute Resolution. All disputes arising in connection with this Agreement shall be resolved as follows:

         (i) General Intent. I-Sites and GTS intend that all problems and disputes relating to this Agreement or arising from the transactions contemplated hereby ("Disputes") shall be resolved through the procedures of this Section provided, however, that neither party shall be under any obligation to proceed in accordance with this Section with respect to Disputes concerning any alleged breach of this Agreement, as to which a party may take any legal action in a court of law or equity (without the necessity of posting any bond) to assert or enforce a claim that it has against the other party under this Agreement. The procedures in this Section shall not replace or supersede any other remedy to which a party is entitled under this Agreement or under applicable law.

         (ii) Informal Resolution Efforts. I-Sites and GTS initially shall attempt to resolve Disputes through informal negotiations conducted by the president or any officer or designee of I-Sites and of GTS.


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                                                             RETAIL WEB PROJECT

         (iii) Mediation. If a Dispute cannot be resolved under this section, the Dispute shall be submitted to mediation by written notice of the party seeking mediation to the other party. In the mediation process, both parties shall attempt in good faith to resolve their differences voluntarily with the aid of an impartial mediator, who will attempt to facilitate negotiations. The mediator shall be selected by mutual agreement of the parties. If both parties cannot agree on a mediator, the American Arbitration Association or JAMS/Endispute shall designate a mediator at the request of either party. Any mediator so designated must be acceptable to both parties. The mediation shall be confidential, and the mediator may not testify for either party in any later proceeding relating to the Dispute. Each party shall bear its own costs in the mediation. The fees and expenses of the mediator shall be shared equally by the parties.

         (iv) Court Actions. If Stamps.com and Distributor cannot resolve a Dispute through mediation as described above, either party may seek further redress by taking legal action in a court of law or equity to assert or enforce a claim that it has against the other party under this Agreement.

8. Statute of Limitations. Any action for breach of these terms and conditions must be commenced within one (1) year after the cause of action has accrued.

9. Partial Illegality. If any provision of this Agreement or the application thereof to any party or circumstances shall be declared void, illegal or unenforceable, the remainder of this Agreement shall be valid and enforceable to the extent permitted by applicable law. In such event, the parties shall use their best efforts to replace the invalid or unenforceable provisions by a provision that, to the extent permitted by the applicable law, achieves the purposes intended under the invalid or unenforceable provision. Any deviation by either party from the terms and provisions of this Agreement to the limited extent necessary to comply with applicable laws, rules or regulations shall not be considered a breach of this Agreement.

10. Waiver of Compliance. Any failure by any party hereto to enforce at any time any term or condition under this Agreement shall not be considered a waiver of that party's right thereafter to enforce each and every item and condition of this Agreement.

11. Bankruptcy: - The filing of a petition of bankruptcy, Weather voluntary or involuntary or appointment of the receiver or trustee for all or part of either party's property or making of an assignment for the benefit of either party's creditor's shall be deemed to be a breach of the agreement and non-bankruptcy party may immediately at it's sole discretion cancel the agreement.

12.      Termination.

         (A) In the event an arbitration award or court judgment is rendered specifically enforcing any provision of this Agreement or declaring a party's rights or obligations under this Agreement, either party may, by giving written notice, demand that the other party comply with the award or judgment. In the event that the other party fails to comply with the order or judgment within ninety days after the giving of notice


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                                                             RETAIL WEB PROJECT

         (unless relieved of the obligation to comply by a court or arbitration order before the end of that ninety-day period), the first party may terminate this Agreement immediately by giving the other party written notice of termination.

13. Assignment. Neither party may assign this Agreement without the prior written approval of the other party, such approval not to be unreasonably withheld. Notwithstanding the foregoing sentence, a party may assign this Agreement by giving written notice to the other party in the following circumstances, provided the assignee agrees in writing with the other party to assume the assigning party's obligations under this Agreement.

14. Notices, Designations, and Specifications. All notices to be given under this Agreement shall be given in writing at the address of the appropriate party as set forth below, unless that party has given a notice of change of address in writing. Any notice required by this Agreement shall be deemed to have been properly given when delivered in person, when sent by electronic facsimile, or when scheduled for delivery by internationally recognized courier service.

         If to Diversified Business Concepts, Inc.:
                  DIVERSIFIED BUSINESS CONCEPTS, INC.
                  3000 UNIVERSITY DRIVE
                  SUITE "I"
                  CORAL SPRINGS, FLORIDA  33065

         If to I SITES, INC. addressed to:
                  I SITES, INC.
                  1021 IVES DAIRY ROAD.
                  SUITE 117
                  MIAMI, FLORIDA  33179

15. Dates and Times. All dates and times relevant to this Agreement or its performance shall be computed based on the date and time observed in Florida.

16. Entire Agreement. This Agreement constitutes the entire agreement of the parties here to pertain for this supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between the parties on that subject.


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                                                             RETAIL WEB PROJECT

17. Amendments and Waivers. No amendment, supplement, or modification of this Agreement or any provision hereof shall be binding unless executed in writing by both parties. No waiver of any provision of this Agreement shall be binding unless evidenced by a writing signed by the party waiving compliance with such provision. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof, nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives.

DIVERSIFIED BUSINESS CONCEPTS, INC.



            BY:        /S/  GREGORY A. PANGBURN
                -------------------------------
                  MR. GREGORY A. PANGBURN
                        PRESIDENT

            DATE:   NOVEMBER 9, 2001

I SITES, INC

            BY:      /S/   BRIAN D. COHEN
                -------------------------------
                       MR. BRIAN D. COHEN
                       PRESIDENT

            DATE:     NOVEMBER 9, 2001